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                                                                   Exhibit 10.5

                          REGISTRATION RIGHTS AGREEMENT

     This Agreement dated as of February 13, 2006 is entered into by and among DATATRAK International, Inc., a Delaware corporation (the "Company"), and the individuals and entities listed on Exhibit A attached hereto (the
"Stockholders").

                                    Recitals

     WHEREAS, contemporaneous with the execution of this Agreement, the Company has entered into an Agreement and Plan of Merger with ClickFind, Inc., a Texas corporation, ("ClickFind"), CF Merger Sub, Inc., an Ohio corporation ("Merger Sub"), and the shareholders of ClickFind (the "Merger Agreement"), pursuant to which ClickFind will merge into Merger Sub (the "Merger"), and the Stockholders will be issued common shares of the Company; and

     WHEREAS, the Company and the Stockholders desire to provide for certain arrangements with respect to the registration of common shares of the Company under the Securities Act (as defined below);

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1. Certain Definitions.

     As used in this Agreement, the following terms shall have the following respective meanings:

          "Affiliated Party" means, with respect to any Stockholder, any person or entity which, directly or indirectly, controls, is controlled by or is under common control with such Stockholder.

          "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

          "Common Stock" means the common shares, without par value, of the Company.

          "Company" has the meaning ascribed to it in the introductory paragraph hereto.

          "Company Sale" means: (a) the acquisition of the Company by another entity (or group of affiliated entities or entities operating as a group) by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) unless the Company's stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company's acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity (except that the sale by the Company of shares of its capital stock to investors in bona fide financing transactions shall not be deemed to be an acquisition for this purpose) or (b) the sale, lease, transfer, exclusive license or other

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disposition, in a single transaction or series of related transactions, by the
Company or a Company Subsidiary of all or substantially all the assets of the Company and the Company Subsidiaries taken as a whole (except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned Company Subsidiary).

          "Company Subsidiary" means any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which the Company (or another Company Subsidiary) holds stock or other ownership interests representing (a) more than 50% of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Executive Holders" means holders of securities of the Company who, immediately prior to the Merger, are executive officers of the Company and are entitled, by contract with the Company, or otherwise, to have securities included in a Registration Statement.

          "Free Writing Prospectus" has the meaning ascribed to it in Section 2.2(a)(ii) hereto.

          "Indemnified Party" means a party entitled to indemnification pursuant to Section 2.4.

          "Indemnifying Party" means a party obligated to provide indemnification pursuant to Section 2.4.

          "Merger" has the meaning ascribed to it in the recitals hereto.

          "Merger Agreement" has the meaning ascribed to it in the recitals hereto.

          "Merger Sub" has the meaning ascribed to it in the recitals hereto.

          "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registrable Shares" means (a) the Shares and (b) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) at such time as they become eligible for sale pursuant to Rule 144(k) under the Securities Act.


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          "Registration Expenses" means all expenses incurred by the Company in complying with the provisions of Section 2, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the reasonable fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders' own counsel (other than the counsel selected to represent all Selling Stockholders).

          "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration relating solely to employee benefit plans or a Rule 145 transaction).

          "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Selling Stockholder" means any Stockholder owning Registrable Shares included in a Registration Statement.

          "Shares" means shares of Common Stock issued to the Stockholders pursuant to the terms of the Merger Agreement.

          "Stockholder" has the meaning ascribed to it in the introductory paragraph hereto.

     2. Registration Rights.

          2.1 Piggyback Registration.

               (a) Whenever the Company proposes to register (whether for its own benefit or on behalf of other stockholders of the Company) any of its Common Stock under the Securities Act in connection with the public offering of such Common Stock solely for cash pursuant to a Registration Statement and (i) the filing of the Registration Statement in connection with such public offering occurs one year or more after the date of this Agreement or (ii) it is contemplated that shares of Common Stock held by an Executive Holder, or an Affiliated Party of an Executive Holder (other than the Company), shall be included in such public offering, the Company will, prior to such filing, give written notice to all Stockholders of its intention to do so; provided, that no such notice need be given if no Registrable Shares are to be included therein as a result of a written notice from the managing underwriter pursuant to Section 2.1(c). Upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice and, subject to the terms of Sections 2.1(b) and (c), the Company shall use its best efforts to cause to be included in such registration all Registrable Shares that the Company has been requested by such Stockholder or Stockholders to be registered under the Securities Act; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.1 without obligation to any Stockholder.


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               (b) If the registration for which the Company gives notice pursuant to Section 2.1(a) is a registered public offering involving an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 2.1(a). In such event, (i) the right of any Stockholder to include its Registrable Shares in such registration pursuant to this Section 2.1 shall be conditioned upon such Stockholder's participation in such underwriting on the terms set forth herein and (ii) all Stockholders including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company. If any Stockholder who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such person may elect, by written notice to the Company, to withdraw its shares from such Registration Statement and underwriting.

               (c) If a registration subject to Section 2.1(a) relates to a registered public offering involving an underwriting and the managing underwriters advise the Company that in their opinion the number of securities to be included in such registration must be limited so that the shares can be sold in an orderly manner in such offering within a price range acceptable to
(A) the Company, in the event of a Company-initiated registration or (B) the stockholders initially requesting such registration, in the event of a stockholder-initiated registration, the shares held by the stockholders initially requesting such registration, if applicable, the Executive Holders and the Stockholders shall be excluded from such registered public offering and underwriting to the extent deemed advisable by the managing underwriters, and, if such a reduction of the number of shares is required, the number of shares held by the stockholders initially requesting such registration, if applicable, the Executive Holders and the Stockholders that may be included in such registration shall be allocated pro rata among such holders on the basis of the number of shares of Common Stock such holder requested to be included in such registration.

          2.2 Registration Procedures.

               (a) If and whenever the Company is required by the provisions of this Agreement to effect the registration of any Registrable Shares, the Company shall, subject to Section 2.1:

                    (i) prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to
(x) cause that Registration Statement to become effective as soon as practicable and (y) keep that Registration Statement effective until the distribution contemplated in the Registration Statement has been completed;

                    (ii) prepare and promptly file with the Commission any amendments and supplements to the Registration Statement and the prospectus used in connection therewith and such free writing prospectuses under Rule 433 under the Securities Act (each, a "Free Writing Prospectus") included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act;


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                    (iii) furnish to each Selling Stockholder such reasonable
numbers of copies of the Prospectus, including any preliminary Prospectus and any Free Writing Prospectus, in conformity with the requirements of the Securities Act;

                    (iv) use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Company determines; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to amend its Certificate of Incorporation or By-laws in a manner that the Board of Directors of the Company determines is inadvisable;

                    (v) cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

                    (vi) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement;

                    (vii) make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement; and

                    (viii) notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed.

                    (ix) as expeditiously as possible following the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

               (b) If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

               (c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the


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Company believes public disclosure would be detrimental to the Company, the
Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.2(c) to suspend sales of Registrable Shares for a period in excess of 30 days consecutively or 60 days in any 365-day period.

          2.3 Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that the amount of fees and expenses payable to one counsel for the Selling Stockholders shall not exceed $15,000.

          2.4 Indemnification and Contribution.

               (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, any Free Writing Prospectus, or any amendment or supplement to any of the foregoing, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement or the offering contemplated thereby; and the Company will reimburse such Selling Stockholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus, prospectus or Free Writing Prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

               (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not


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jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus, final prospectus or Free Writing Prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment, supplement or Free Writing Prospectus; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

               (c) Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.4 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if the Indemnified Party reasonably concludes that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.


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               (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.4 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.4(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2.4(d), (i) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (ii) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2.4(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 2.4(d). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

               (e) The rights and obligations of the Company and the Selling Stockholders under this Section 2.4 shall survive the termination of this Agreement.

          2.5 Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

          2.6 Confidentiality of Notices. Any Stockholder receiving any written notice from the Company regarding the Company's plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

          2.7 Rule 144 Requirements. The Company agrees to:


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               (a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

               (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

          2.8 Termination. All of the Company's obligations to register Registrable Shares under Section 2.1 shall terminate upon the earliest of (a) five years after the date of this Agreement, (b) the date on which no Stockholder holds any Registrable Shares or (c) a Company Sale.

     3. General.

          3.1 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          3.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio (without reference to the conflicts of law provisions thereof), as to all other matters. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties in the courts of the State of Ohio, County of Cuyahoga, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Ohio, and each of the parties consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

          3.3 Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

     If to the Company, at DATATRAK International, Inc., 6150 Parkland Boulevard, Suite 100 Mayfield Heights, Ohio 44124, Attention: Chief Financial Officer, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to Calfee, Halter & Griswold LLP, 1400 McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114, Attention: Arthur C. Hall III, Esq.; or


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     If to a Stockholder, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Stockholder to the other parties hereto.

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this
Section 3.3.

          3.4 Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          3.5 Successors, Assigns and Transferees. This agreement shall not be assignable or otherwise transferable by Stockholder without the prior written consent of the Company.

          3.6 Amendments and Waivers. This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Stockholders holding Shares representing at least a majority of the voting power of all Shares then held by Stockholders. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Stockholder without the written consent of such Stockholder unless such amendment, termination or waiver applies to all Stockholders in the same fashion. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this
Section 3.6 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          3.7 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

          3.8 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

          3.9 Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual


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obligations of the parties. Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

                                    * * * * *


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Executed as of the date first written above.

                                        COMPANY:

                                        DATATRAK INTERNATIONAL, INC.


                                        By: /s/ Jeffrey A. Green
                                            ------------------------------------
                                        Name: Jeffrey A. Green
                                        Title: President & CEO


                                        STOCKHOLDERS:


                                        /s/ Jim Bob Ward
                                        ----------------------------------------
                                        Jim Bob Ward


                                        /s/ Bill Coates
                                        ----------------------------------------
                                        Bill Coates


                                        /s/ Jennifer Fox
                                        ----------------------------------------
                                        Jennifer Fox


                                        /s/ Shari Popp
                                        ----------------------------------------
                                        Shari Popp


                                        /s/ Lisa Pahl
                                        ----------------------------------------
                                        Lisa Pahl


                                        /s/ Christopher Wilke
                                        ----------------------------------------
                                        Chris Wilke


                                        /s/ Eric Wilke
                                        ----------------------------------------
                                        Eric Wilke


                                        /s/ Kaley Parkinson
                                        ----------------------------------------
                                        Kaley Parkinson